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                                                                    EXHIBIT 10.4

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

                  THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 30, 1999 (this "Amendment"), is among AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereof (collectively, the "Guarantors"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders") and BANK ONE, MICHIGAN, formerly known as NBD Bank, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Company, the Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 10, 1998 (as now and hereafter amended, the "Credit Agreement").

                  B. The Company and the Guarantors desire to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1 The Facility A Commitment amount for Bank One, Michigan is amended to be the amount set forth next to the signature of Bank One, Michigan on this Amendment.


                  ARTICLE II. REPRESENTATIONS. The Company and each Guarantor represent and warrant to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable against each in accordance with the terms hereof.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 After giving effect to the amendments contained herein, no Event of Default or Default exists or has occurred and is continuing on the date hereof. Without limiting the foregoing, no event of default or event or condition which may become an event of default under the Senior Note Documents has occurred or will be caused by this Amendment or any of the transactions contemplated hereby.


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                  ARTICLE III.  CONDITIONS OF EFFECTIVENESS.  This Amendment
shall not become effective until each of the following conditions is satisfied:

                  3.1 The Company, the Guarantors and the Required Lenders shall have signed this Amendment.

                  3.2 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Company and the Guarantors acknowledge that certain Events of Default have occurred under the Credit Agreement (the "Existing Defaults"), and the Company is compiling additional information for the Lenders with respect to the Existing Defaults. Pending the compilation and distribution of the additional information to the Lenders, and the Lenders' evaluation of the information and the Existing Defaults, the Company and the Guarantors have requested that the Lenders continue to fund under the Credit Agreement.

                  The Company and the Guarantors acknowledge and agree that (a) the Lenders may continue to make Advances under the Credit Agreement, provided that the Required Lenders may require the Lenders to discontinue funding at any time in their sole discretion, (b) the funding of any Advances shall not be deemed a waiver of any of the Existing Defaults or any other potential Event of Default and shall not be deemed a waiver, consent or modification of or to the Credit Agreement or any of the agreements, instruments or documents referenced therein or executed pursuant thereto, (c) the funding of any Advances shall not prejudice any present or future right or rights which the Lenders now have or may have, and (d) the Required Lenders may exercise all of the rights and remedies under the Loan Documents at any time in their sole discretion.

                  4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.3 The Company agrees to pay and to save the Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.4 The Company and each Guarantor acknowledge and agree that, to the best of their knowledge, the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement. The Company and each Guarantor represent and warrant that they are not aware of any claims or causes of action against the Agent or any Lender.

                  4.4 Except as expressly amended hereby, the Company and each Guarantor agree that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to

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any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                 AETNA INDUSTRIES, INC.


                                 By:
                                    --------------------------------------------
                                    Harold A. Brown
                                    Its:   Secretary, Vice President/Finance and
                                           Chief Financial Officer

                                 Guarantor
                                 ---------
                                 AETNA HOLDINGS, INC.


                                 By:
                                    --------------------------------------------
                                    Harold A. Brown
                                    Its:   Secretary, Vice President/Finance and
                                           Chief Financial Officer

                                 Guarantor
                                 ---------
                                 AETNA EXPORT SALES CORP.


                                 By:
                                    --------------------------------------------
                                    Harold A. Brown
                                    Its:   Treasurer and Secretary


                                 Guarantor
                                 ---------
                                 TRIANON INDUSTRIES CORP., f/k/a MS ACQUISITION CORP.


                                 By:
                                    --------------------------------------------
                                    Harold A. Brown
                                    Its:   Secretary and Vice President North
                                           America

                                 Guarantor
                                 ---------
                                 AETNA MANUFACTURING CANADA LTD.


                                 By:
                                    --------------------------------------------
                                    Harold A. Brown
                                    Its:   Treasurer and Secretary

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                                 BANK ONE, MICHIGAN, as a Lender and as Agent


                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------


Facility A Commitment Amount during
the period from and including September 30, 1999
to and including October 29, 1999: $27,831,858.41

Facility A Commitment Amount during
the period from and including November 1, 1999
to but excluding Termination Date A: $13,318,584.08





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                                 PNC BUSINESS CREDIT, INC.


                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------




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                                 NATIONAL BANK OF CANADA


                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------






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                                 MICHIGAN NATIONAL BANK


                                 By:
                                    --------------------------------------------
                                 Its:
                                     -------------------------------------------



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